                                                                    EXHIBIT 99.2

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

         PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :                                  FIXED $       2/28 $       3/27 $       5/25 $    OTHER
                                     -----------  -----------  -----------  -----------  -----
Below 70                             18818655.19  11166176.62   3549081.32   2658977.62      0
70.01 to 75                          12884401.04   9088302.11   2422519.34    829883.68      0
75.01 to 80                          44361381.85    103089276  16384440.76    8612576.8      0
80.01 to 85                          21973477.46  18792258.73   9232841.56   6262067.41      0
85.01 to 90                          39277937.08  46420596.28  16260770.35   4618953.16      0
90.01 to 95                          17543594.72  16393482.81    6851429.1   1862408.29      0
95.01 to 100                         32791180.47  22570285.72   5613780.25   2669541.02      0
100.01 plus

FICO
below 550                              8487602.3  10191103.66   3196881.11    699773.63      0
550 to 574                            7532926.09  15090974.36    3015640.4   1047169.05      0
575 to 599                           27051677.83  27191121.26  11408185.44   1455723.34      0
600 to 624                           31931781.85   51093224.2  10908566.55   3011884.21      0
625 to 649                           43215248.04  50962910.09  14605491.66   7311161.64      0
650 to 674                           29833283.32  32970953.05   9372074.52   4295075.92      0
675 to 699                            20534349.3  24006460.34   4853317.29   3533001.49      0
700 plus                             19063759.08  16013631.28   2954705.71    6160618.7      0

PROPERTY TYPE:
Single-Family Detached               168441417.6  206949149.2  55325555.81   24503828.4      0
PUD
Condo                                 6851318.16  12750839.56   2537119.34   1697646.52      0
2-4 Family Det.                      12252604.09    7820389.5   2452187.53   1312933.06      0
Manufactured House
Townhouse                              105288.01            0            0            0      0

PURPOSE:
Purchase                             22028759.56  93891961.84   9914600.64   3072442.66      0
Refinance rate/term                  10533376.23   5515683.72   1712890.94    1435639.6      0
Cash Out Refi (COF) Below 70.01 LTV  17662216.79   9589478.82   3108151.32   2518083.73      0
COF with LTV 70.01 to 75              11271399.3   8614728.07   2073706.24    829883.68      0
COF with LTV 75.01 to 80             33992217.78  36728509.18  12160507.73   6702852.58      0
COF with LTV 80.01 to 85             19181298.26  13161972.25   7840873.47   6055958.28      0
COF with LTV 85.01 to 90             33033527.04  35284192.05  13146255.87   3178936.06      0
COF with LTV 90.01 to 95             14610842.75  12057188.45   6194534.92   1312363.29      0
COF with LTV 95.01 to 100             25336990.1  12676663.86   4163341.55    2408248.1      0
COF with LTV 100.01 plus
Other

OCCUPANCY STATUS:
Owner Occupied                       178716664.4  220034686.4  58313866.11  27147059.18      0
2nd Home                               182119.85    246742.06    536314.96            0      0
Investment                            8751843.57   7238949.75   1464681.61     367348.8      0
Other

LOAN BALANCE
Below 50,000                           797372.48     452934.9            0            0      0
50,000.01 to 100,000                 25516242.95  21620370.98   4284125.53   1141131.76      0
100,000.01 to 150,000                36378400.62  38762617.04   9477475.55   3264060.91      0
150,000.01 to 200,000                35060960.36  41089815.38    9383812.9    3865550.3      0
200,000.01 to 400,000                72626364.55  95773511.85  24830850.44   14186460.5      0
400,000.01 to 500,000                11862646.96  21851177.58   8588359.88   1722709.57      0
500,000.01 to 600,000                 3288513.71   2674606.19   3144638.38   3334494.94      0
600,000.01 to 1,000,000               2120126.18   5295344.32       605600            0      0
1,000,000.01 and above

MH STRATIFICATION:
Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs

SILENT SECONDS STRATIFICATION:
Total Balance                   35071669.93
% Pool Balance                        6.97%
Ave. FICO                       655.0872956
Ave. LTV                        79.50615288
% Full Docs                           4.23%

SECOND LIEN STRATIFICATION:
Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs

LTV ABOVE 90 STRATIFICATION:
Total Balance                   106,295,702
% Pool Balance                       21.13%
Ave. FICO                       649.0501777
Ave. LTV                        97.64409935
% Full Docs                          19.60%


LOAN TERM
10 Years                              623909.08            0            0            0    0
30 Years                            177952849.4  227520378.2  60314862.68  27514407.98    0
20 Years                             3734037.28            0            0            0    0
15 Years                             4699986.46            0            0            0    0
25 Years                              639845.59            0            0            0    0

DOCUMENTATION TYPE
Full Documentation                  145552385.8  129027525.7  41868926.45  20684901.56    0
Lite Documentation                     252410.1            0       531482            0    0
Stated Docs with LTV below 70        5134365.82   4951242.67    836314.96    427074.51    0
Stated Docs with LTV 70.01 to 75     5621080.26   5278553.25    891645.73    471211.15    0
Stated Docs with LTV 75.01 to 80    14146152.42  59573076.09   6583076.98   3204872.53    0
Stated Docs with LTV 80.01 to 85     4485511.79    8251225.1   2250611.66   1183437.77    0
Stated Docs with LTV 85.01 to 90     8435451.73  16871923.72    5921344.5   1542910.46    0
Stated Docs with LTV 90.01 to 95     1530567.73   1127523.72    232899.31            0    0
Stated Docs with LTV 95.01 to 100    1751597.09   1761542.81    624555.76            0    0
Stated Docs with LTV above 100.01
Other                                 741105.12    677765.17    574005.33            0    0

LIEN STATUS
1st Lien                            187650627.8  227520378.2  60314862.68  27514407.98    0
Second Liens with LTV below 85
Second Liens with LTV 85.01 to 90
Second Liens with LTV 90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01

INTEREST ONLY
Dollar of Mortgage Type              8745898.95  56060375.01  19022780.69      5450765    0
Ave. FICO                           637.6480022  631.4231705  626.5909163   657.667249    0
Ave. LTV                            84.58661946  84.14657034  85.22172207  83.24489301    0
% Stated Docs                            21.90%       42.99%       28.75%       24.82%
% Full Docs                              77.57%       56.71%       69.42%       75.18%
